                                                                  EXHIBIT(b)(i)

                           PRO FORMA FINANCIAL STATEMENTS

                                    INTRODUCTION

The following unaudited pro forma consolidated statements of income (loss) for the year ended December 31, 1992 and nine months ended September 30, 1993 give effect to the disposition of the White-New Idea Farm Equipment division of Allied Products Corporation to AGCO Corporation of Norcross, Georgia. The sale, which closed as of December 31, 1993, involves most of the division's assets, including accounts receivable, inventories and machinery and equipment involved in the operation of the business. Subject to certain contingencies, the sale also includes the division's owned plant facilities in Coldwater, Ohio and Kewanee, Illinois. This portion of the agreement is expected to close within the next several months. Under the agreement, AGCO also assumes certain liabilities related to the White-New Idea division. Under the terms of the agreement, the selling price is equal to 110% of the net book value of the assets sold less liabilities assumed.

On December 30, 1993, the Company received cash proceeds of approximately $53,500,000 (based upon the November 30, 1993 balance sheet excluding plant facilities described above) from AGCO Corporation. Additional cash proceeds related to the sale of the plant facilities described above and final determination of other account balances as of December 31, 1993 should be received within several months. A significant portion of the proceeds received were used to retire all of the Company's remaining senior secured debt. Additional debt was retired with the remaining portion of the receipts.

The pro forma information is based upon the historical financial statements of the Company giving effect to the disposition described above and adjustments described in the accompanying notes to the unaudited pro forma financial statements. The effect of the gain from the transaction described above has not been included in the accompanying unaudited pro forma consolidated statements of income (loss) for the year ended December 31, 1992 and nine months ended September 30, 1993. The attached unaudited pro forma consolidated balance sheet gives effect to the disposition described above.

The unaudited pro forma consolidated financial statements have been prepared by the management of the Company and may not be indicative of the results that actually would have occurred if the disposition had occurred on the particular dates noted on each pro forma consolidated financial statement. The pro forma consoldiated financial statements should be read in conjunction with the related notes contained elsewhere herein.

ALLIED PRODUCTS CORPORATION AND CONSOLIDATED SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE YEAR ENDED DECEMBER 31, 1992
(IN THOUSANDS OF DOLLARS)

- -------------------------------------------------------------------------------


                                                                 PRO FORMA        PRO FORMA
                                               HISTORICAL       ADJUSTMENTS       COMBINED
                                              -----------      -------------     -----------
    NET SALES FROM CONTINUING OPERATIONS      $  339,646       $ (54,747)(1)     $  284,899
    COST OF PRODUCTS SOLD                        278,591         (46,769)(2)        231,822
                                              -----------      ----------        ----------

      GROSS PROFIT                            $   61,055       $  (7,978)        $   53,077
                                              -----------      ----------        ----------

    OTHER COSTS AND EXPENSES-
      SELLING AND ADMINSTRATIVE EXPENSES      $   58,011       $ (12,557)(3)     $   45,454
      INTEREST EXPENSE                            14,422          (5,850)(4)          8,572
      OTHER (INCOME) EXPENSE,NET                   4,862            (306)(5)          4,556
      PROVISION FOR RESTRUCTURING COSTS            7,800               0              7,800
                                              -----------      ----------        -----------
                                              $   85,095       $ (18,713)        $   66,382
                                              -----------      ----------        -----------

    INCOME (LOSS) FROM CONTINUING
      OPERATIONS BEFORE TAXES AND
      CHANGE IN ACCOUNTING PRINCIPLE          $  (24,040)      $  10,735         $  (13,305)
    PROVISION FOR INCOME TAXES                         0            (108)(6)           (108)
                                              -----------      ----------        -----------

    INCOME (LOSS) FROM CONTINUING
      OPERATIONS BEFORE CHANGE IN
      ACCOUNTING PRINCIPLE                    $  (24,040)      $  10,843         $  (13,197)
                                              -----------      ----------        -----------
                                              -----------      ----------        -----------


    INCOME (LOSS) FROM CONTINUING
      OPERATIONS BEFORE CHANGE IN
      ACCOUNTING PRINCIPLE APPLICABLE
      TO COMMON STOCK                         $  (26,442)                        $  (15,599)
                                              -----------                        -----------
                                              -----------                        -----------


    EARNINGS (LOSS) PER COMMON SHARE          $    (3.21)                        $    (1.89)
                                              -----------                        -----------
                                              -----------                        -----------


    AVERAGE NUMBER OF COMMON SHARES
      OUTSTANDING                                  8,247                              8,247
                                              -----------                        -----------
                                              -----------                        -----------

         ALLIED PRODUCTS CORPORATION AND CONSOLIDATED SUBSIDIARIES
          UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)
                     FOR THE YEAR ENDED DECEMBER 31, 1992
                           (IN THOUSANDS OF DOLLARS)

- ------------------------------------------------------------------------------

Explanation of pro forma adjustments:

      (1). To eliminate sales associated with the White-New Idea Farm Equipment division disposed of as noted in the introduction. This reduction was offset in part by increased sales resulting from certain product sales which were historically recorded as intercompany sales.

      (2). To eliminate cost of sales related to the sales adjustment above. In addition, the amortization of a deferred credit associated with the acquisition of this business by the Company in 1984 was eliminated.

      (3). To eliminate selling and administrative expenses associated with the White-New Idea Farm Equipment division disposed of as noted in the introduction.

      (4). To record a reduction in interest expense associated with the utilization of proceeds received from the disposition used to reduce outstanding debt. Interest rates used in the computation of the reduction in interest expense approximated the actual rates in effect on the debt retired for the twelve months ended
            December 31, 1992. A variance in interest rates used of 1/8 percent would have the effect of increasing or decreasing the pro forma combined loss by $72.

      (5). To eliminate other (income) expense associated with the White-New Idea Farm Equipment division disposed of as noted in the introduction.

      (6). To eliminate state income taxes associated with the White-New Idea Farm Equipment division disposed of as noted in the introduction.

ALLIED PRODUCTS CORPORATION AND CONSOLIDATED SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1993
(IN THOUSANDS OF DOLLARS)

- -------------------------------------------------------------------------------


                                                            PRO FORMA        PRO FORMA
                                            HISTORICAL     ADJUSTMENTS       COMBINED
                                           -----------    -------------    -----------
    NET SALES FROM CONTINUING OPERATIONS   $  302,157     $  (53,858)(1)   $  248,299
    COST OF PRODUCTS SOLD                     231,667        (39,812)(2)      191,855
                                           -----------    -----------      -----------

      GROSS PROFIT                         $   70,490     $  (14,046)      $   56,444
                                           -----------    -----------      -----------

    OTHER COSTS AND EXPENSES-
      SELLING AND ADMINSTRATIVE EXPENSES   $   42,605     $   (9,540)(3)   $   33,065
      INTEREST EXPENSE                          8,653         (3,557)(4)        5,096
      OTHER (INCOME) EXPENSE,NET                3,321           (610)(5)        2,711
      PROVISION FOR RESTRUCTURING COSTS           700              0              700
                                           -----------    -----------      -----------
                                           $   55,279     $  (13,707)      $   41,572
                                           -----------    -----------      -----------

    INCOME (LOSS) FROM CONTINUING
      OPERATIONS BEFORE TAXES AND
      CHANGE IN ACCOUNTING PRINCIPLE       $   15,211     $     (339)      $   14,872
    PROVISION FOR INCOME TAXES                    519           (108)(6)          411
                                           -----------    -----------      -----------

    INCOME (LOSS) FROM CONTINUING
      OPERATIONS BEFORE CHANGE IN
      ACCOUNTING PRINCIPLE                 $   14,692     $     (231)      $   14,461
                                           -----------    -----------      -----------
                                           -----------    -----------      -----------


    INCOME (LOSS) FROM CONTINUING
      OPERATIONS BEFORE CHANGE IN
      ACCOUNTING PRINCIPLE APPLICABLE
      TO COMMON STOCK                      $   13,113                      $   12,882
                                           -----------                     -----------
                                           -----------                     -----------


    EARNINGS (LOSS) PER COMMON SHARE       $     1.46                      $     1.44
                                           -----------                     -----------
                                           -----------                     -----------


    AVERAGE NUMBER OF COMMON SHARES
      OUTSTANDING                                8,972                          8,972
                                           -----------                     -----------
                                           -----------                     -----------


              ALLIED PRODUCTS CORPORATION AND CONSOLIDATED SUBSIDIARIES
             UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME (LOSS)
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1993
                              (IN THOUSANDS OF DOLLARS)

- --------------------------------------------------------------------------------

Explanation of pro forma adjustments:

   (1). To eliminate sales associated with the White-New Idea Farm Equipment division disposed of as noted in the introduction. This reduction was offset in part by increased sales resulting from certain product sales which were historically recorded as intercompany sales.

   (2). To eliminate cost of sales related to the sales adjustment above. In addition, the amortization of a deferred credit associated with the acquisition of this business by the Company in 1984 was eliminated.

   (3). To eliminate selling and administrative expenses associated with the White-New Idea Farm Equipment division disposed of as noted in the introduction.

   (4). To record a reduction in interest expense associated with the utilization of proceeds received from the disposition used to reduce outstanding debt. Interest rates used in the computation of the reduction in interest expense approximated the actual rates in effect on the debt retired for the nine months ended September 30, 1993. A variance in interest rates used of 1/8 percent would have the effect of increasing or decreasing the pro forma combined loss by $54.

   (5). To eliminate other (income) expense associated with the White-New Idea Farm Equipment division disposed of as noted in the introduction.

   (6). To eliminate state income taxes associated with the White-New Idea Farm Equipment division disposed of as noted in the introduction.

ALLIED PRODUCTS CORPORATION AND CONSOLIDATED SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 1993
(IN THOUSANDS OF DOLLARS)

                                    ASSETS

- -------------------------------------------------------------------------------


                                                            PRO FORMA           PRO FORMA
                                           HISTORICAL      ADJUSTMENTS(1)       COMBINED
                                          -----------      --------------      -----------
    CURRENT ASSETS:
      CASH AND CASH EQUIVALENTS           $   40,625       $          0        $    40,625
      NOTES AND ACCOUNTS RECEIVABLE,
        NET OF ALLOWANCE FOR DOUBTFUL
        ACCOUNTS                              72,646            (26,446)            46,200
      INVENTORIES                             71,545            (26,164)            45,381
      PREPAID EXPENSES                         2,680                (72)             2,608
                                          -----------      -------------       -----------

        TOTAL CURRENT ASSETS              $  187,496       $    (52,682)       $   134,814
                                          -----------      -------------       -----------

    PLANT AND EQUIPMENT, AT COST:
      LAND                                $    2,627       $       (207)       $     2,420
      BUILDINGS AND IMPROVEMENTS              35,025             (6,174)            28,851
      MACHINERY AND EQUIPMENT                 47,046             (8,871)            38,175
                                          -----------      -------------       -----------
                                          $   84,698       $    (15,252)       $    69,446
      LESS-ACCUMULATED DEPRECIATION
        AND AMORTIZATION                      49,790             (8,407)            41,383
                                          -----------      -------------       -----------

                                          $   34,908       $     (6,845)       $    28,063
                                          -----------      -------------       -----------

    OTHER ASSETS:
      NOTES RECEIVABLE, DUE AFTER
        ONE YEAR                          $    8,917       $          0        $     8,917
      DEFERRED CHARGES (GOODWILL),
        NET OF AMORTIZATION                   17,209                  0             17,209
      OTHER                                    1,684               (345)             1,339
                                          -----------      -------------       -----------

                                          $   27,810       $       (345)       $    27,465
                                          -----------      -------------       -----------

                                          $  250,214       $    (59,872)       $   190,342
                                          -----------      -------------       -----------
                                          -----------      -------------       -----------


ALLIED PRODUCTS CORPORATION AND CONSOLIDATED SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 1993
(IN THOUSANDS OF DOLLARS)

                   LIABILITIES AND SHAREHOLDERS' INVESTMENT

- -------------------------------------------------------------------------------


                                                          PRO FORMA          PRO FORMA
                                       HISTORICAL       ADJUSTMENTS(1)       COMBINED
                                       -----------      --------------      -----------
    CURRENT LIABILITIES:
      REVOLVING LOANS                  $    4,924        $        0          $    4,924
      CURRENT PORTION OF LONG-TERM
        DEBT                               15,015            (8,172)              6,843
      ACCOUNTS PAYABLE                     23,152            (6,117)             17,035
      ACCRUED EXPENSES                     48,515            (4,733)             43,782
                                       -----------       -----------         -----------

        TOTAL CURRENT LIABILITIES      $   91,606        $  (19,022)         $   72,584
                                       -----------       -----------         -----------

    LONG-TERM DEBT, LESS CURRENT
      PORTION SHOWN ABOVE              $   77,141        $  (46,084)         $   31,057
                                       -----------       -----------         -----------

    DEFERRED CREDITS AND OTHER
      LONG-TERM LIABILITIES            $    5,092        $   (1,903)         $    3,189
                                       -----------       -----------         -----------

    REDEEMABLE PREFERRED STOCK-
      SERIES C                         $   13,600        $        0          $   13,600
                                       -----------       -----------         -----------

    REDEEMABLE PREFERRED STOCK-
      SERIES B                         $    2,550        $        0          $    2,550
                                       -----------       -----------         -----------

    SHAREHOLDERS' INVESTMENT:
      REDEEMABLE PREFERRED STOCK-
        SERIES B                       $    7,340        $        0          $    7,340
      COMMON STOCK                             91                 0                  91
      ADDITIONAL PAID-IN CAPITAL           92,408                 0              92,408
      RETAINED EARNINGS (DEFICIT)         (39,614)            7,137             (32,477)
                                       -----------       -----------         -----------

                                       $   60,225        $     7,137         $   67,362
                                       -----------       -----------         -----------

                                       $  250,214        $  (59,872)         $  190,342
                                       -----------       -----------         -----------
                                       -----------       -----------         -----------


            ALLIED PRODUCTS CORPORATION AND CONSOLIDATED SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1993
                            (IN THOUSANDS OF DOLLARS)

- --------------------------------------------------------------------------------

Explanation of pro forma adjustments:

     (1). Pro forma adjustments reflect the effects of the disposition of the assets of the White-New Idea Farm Equipment division as described in the introduction. Elimination of the liabilities assumed by the purchaser is also reflected in the accompanying pro forma consolidated balance sheet. Also reflected is the consideration received by the Company related to the described disposition (based upon the balance sheet at September 30, 1993), the utilization of the proceeds received toward the elimination\reduction of debt and the gain on the disposition of these assets.